                                   EXHIBIT 13

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            VARIABLE SEPARATE ACCOUNT

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

STANDARDIZED AND HYPOTHETICAL PERFORMANCE SINCE INCEPTION


            P (1 + T)(Caret)(n)  =  ERV

            P = a hypothetical initial purchase payment of $1,000

            T = average annual total return for the period in question

            n = number of years

ERV = redeemable value (as of the end of the stated period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof).

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

I.  VARIABLE SEPARATE ACCOUNT:  STANDARDIZED 1-YEAR RETURNS

    CALCULATION OF ANNUAL RETURN

    FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

    ANNUAL RETURN = (FUND VALUE / 1000) - 1

    UNIT VALUES - (NOT APPLICABLE)

                        Alliance    Capital          Global          Mfs                                  Conservative  Conservative
                         Growth   Appreciation      Equities       Mid-Cap    Technology    Balanced WM   Balanced WM    Growth WM
                         ------   ------------      --------       -------    ----------    -----------   -----------    ---------
Fund Value              $604.35      $688.54       $648.71        $447.18      $427.25        $825.85        $889.73      $759.53
One Year Total Return    -39.56%      -31.15%       -35.13%        -55.28%      -57.28%        -17.41%        -11.03%      -24.05%
Period Years               1.00         1.00          1.00           1.00         1.00           1.00           1.00         1.00

                         Equity     Flexible       Growth &                                International     Mid Cap     Short Term
                       Income WM    Income WM      Income WM      Growth WM    Income WM     Growth WM      Stock WM     Income WM
                       ---------    ---------      ---------      ---------    ---------     ---------      --------     ---------
Fund Value              $789.04      $933.04       $703.47        $606.53    $1,006.76        $758.28        $808.96      $971.60
One Year Total Return    -21.10%       -6.70%       -29.65%        -39.35%        0.68%        -24.17%        -19.10%       -2.84%
Period Years               1.00         1.00          1.00           1.00         1.00           1.00           1.00         1.00

                       Small Cap    Strategic   U.S. Government  West Coast
                        Stock WM    Growth WM    Securities WM   Equity WM    VK Comstock
                        --------    ---------    -------------   ---------    -----------
Fund Value              $447.40      $711.03       $998.58        $689.84      $721.40
One Year Total Return    -55.26%      -28.90%        -0.14%        -31.02%      -27.86%
Period Years               1.00         1.00          1.00           1.00         1.00

* Standardized 1-year returns for these portfolios are not available because the portfolios were not in the separate account for one full year.

II.  VARIABLE SEPARATE ACCOUNT:  STANDARDIZED 5-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     FUND VALUE =  1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

     ANNUAL RETURN = (FUND VALUE / 1000)(Caret)(1/5) - 1

     UNIT VALUES - (NOT APPLICABLE)

                        Alliance      Capital       Global      Mfs                                    Conservative  Conservative
                         Growth     Appreciation   Equities   Mid-Cap*    Technology*   Balanced WM*   Balanced WM*    Growth WM*
                         ------     ------------   --------   --------    -----------   ------------   ------------    ----------
Fund Value              $975.65      $1,032.69     $939.39        N/A         N/A           N/A            N/A            N/A
Five Year Total Return    -2.44%          3.27%      -6.06%       N/A         N/A           N/A            N/A            N/A
Period Years               5.00           5.00        5.00       5.00        5.00          5.00           5.00           5.00

                        Equity        Flexible     Growth &                             International   Mid Cap       Short Term
                        Income WM*   Income WM*   Income WM*  Growth WM*   Income WM*     Growth WM*   Stock WM*      Income WM*
                        ----------   ----------   ----------  ----------   ----------     ----------   ---------      ----------
Fund Value                 N/A           N/A          N/A         N/A          N/A           N/A          N/A             N/A
Five Year Total Return     N/A           N/A          N/A         N/A          N/A           N/A          N/A             N/A
Period Years              5.00          5.00         5.00        5.00         5.00          5.00         5.00            5.00

                                                     U.S.
                        Small Cap   Strategic     Government  West Coast
                        Stock WM*   Growth WM*    Securities  Equity WM*  VK Comstock*
                        ---------   ----------    ----------  ----------  ------------
Fund Value                 N/A          N/A           N/A         N/A         N/A
Five Year Total Return     N/A          N/A           N/A         N/A         N/A
Period Years              5.00         5.00          5.00        5.00        5.00

* Standardized 5-year returns for these portfolios are not available because the portfolios were not in the separate account for five full years.

IV.  VARIABLE SEPARATE ACCOUNT:  STANDARDIZED LIFETIME RETURNS

      FUND VALUE = 1000 (31 - DECEMBER - 2002  / INCEPTION DATE UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000)(Caret)(1/PERIOD) - 1

                      Alliance      Capital      Global            Mfs                                  Conservative  Conservative
                       Growth    Appreciation   Equities         Mid-Cap    Technology   Balanced WM    Balanced WM    Growth WM
                       ------    ------------   --------         -------    ----------   -----------    -----------    ---------
Fund Value           $1,081.06     $1,098.07   $1,021.34         $906.57      $412.38      $881.78        $933.23        $821.56
Annualized Total
  Return Since
  Inception               8.11%         9.81%       2.13%          -9.34%      -58.76%      -11.82%         -6.68%        -17.84%
Period Years              9.90          9.89        9.90            3.75         2.49         1.48           1.48           1.48

                      Equity      Flexible     Growth &                                  International    Mid Cap      Short Term
                     Income WM    Income WM    Income WM        Growth WM    Income WM     Growth WM      Stock WM     Income WM
                     ---------    ---------    ---------        ---------    ---------     ---------      --------     ---------
Fund Value             $868.28     $973.31      $764.13          $655.67    $1,038.67      $817.25        $890.20      $1,008.29
Annualized Total
  Return Since
  Inception             -13.17%      -2.67%      -23.59%          -34.43%        3.87%      -18.28%        -10.98%          0.83%
Period Years              1.48        1.48         1.48             1.48         1.48         1.48           1.48           1.48

                      Small Cap   Strategic    U.S. Government  West Coast
                      Stock WM    Growth WM     Securities WM   Equity WM   VK Comstock
                      --------    ---------     -------------   ---------   -----------
Fund Value             $540.66     $775.22       $1,026.55       $748.61      $786.67
Annualized Total
   Return Since
   Inception            -45.93%     -22.48%           2.66%       -25.14%      -21.33%
Period Years              1.48        1.48            1.48          1.48         1.21

* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV.  CALCULATION OF STANDARDIZED ANNUAL RETURN

       UNIT VALUES:


                                                                                           Conservative
                 Alliance     Capital      Global       Mfs                 Balanced         Balanced     Conservative
                  Growth    Appreciation  Equities    Mid-Cap   Technology     WM               WM         Growth WM
                  ------    ------------  --------    -------   ----------     --               --         ---------
Inception Dates  02/09/93     02/12/93    02/09/93    04/01/99    07/05/00   07/09/01       07/09/01       07/09/01
Inception Date
  Unit Value       $10.00       $10.00      $10.00      $10.00      $10.00     $10.00         $10.00         $10.00
12/31/2002         $10.81       $10.98      $10.21      $ 9.07      $ 4.12     $ 8.82         $ 9.33         $ 8.22

                  Equity     Flexible      Growth                           International    Mid Cap       Short Term
                  Income      Income      & Income    Growth       Income      Growth         Stock          Income
                    WM          WM           WM         WM           WM          WM             WM             WM
                    --          --           --         --           --          --             --             --
Inception Dates  07/09/01     07/09/01    07/09/01    07/09/01    07/09/01   07/09/01       07/09/01        07/09/01
Inception Date
  Unit Value       $10.00       $10.00      $10.00      $10.00      $10.00     $10.00         $10.00         $10.00
12/31/2002         $ 8.68       $ 9.73      $ 7.64      $ 6.56      $10.39     $ 8.17         $ 8.90         $10.08


                                             U.S.       West
                                          Government    Coast
                 Small Cap  Strategic     Securities   Equity        VK
                 Stock WM   Growth WM         WM         WM       Comstock
                 --------   ---------         --         --       --------
Inception Dates  07/09/01     07/09/01    07/09/01    07/09/01    10/15/01
Inception Date
  Unit Value       $10.00       $10.00      $10.00      $10.00      $10.00
12/31/2002         $ 5.41       $ 7.75      $10.27      $ 7.49      $ 7.87

I.  VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL 1-YEAR RETURNS

    CALCULATION OF ANNUAL RETURN

    FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

    ANNUAL RETURN = (FUND VALUE / 1000) - 1

    UNIT VALUES - (NOT APPLICABLE)

                        Alliance     Capital       Global      Mfs                        Balanced     Conservative   Conservative
                         Growth    Appreciation   Equities    Mid-Cap    Technology          WM        Balanced WM     Growth WM
                         ------    ------------   --------    -------    ----------          --        -----------     ---------
Fund Value             $  604.35    $  688.54    $  648.71   $  447.18   $  427.25       $  825.85      $  889.73      $  759.53
One Year Total Return     -39.56%      -31.15%      -35.13%     -55.28%     -57.28%         -17.41%        -11.03%        -24.05%
Period Years                1.00         1.00         1.00        1.00        1.00            1.00           1.00           1.00

                        Equity       Flexible     Growth &     Growth     Income       International      Mid Cap      Short Term
                       Income WM    Income WM    Income WM       WM         WM           Growth WM       Stock WM      Income WM
                       ----------   ---------    ---------   ---------   ---------     -------------   -----------     ----------
Fund Value             $  789.04    $  933.04    $  703.47   $  606.53   $1,006.76       $  758.28      $  808.96      $  971.60
One Year Total Return     -21.10%       -6.70%      -29.65%     -39.35%       0.68%         -24.17%        -19.10%         -2.84%
Period Years                1.00         1.00         1.00        1.00        1.00            1.00           1.00           1.00

                                                    U.S.
                                                 Government
                       Small Cap    Strategic    Securities  West Coast
                        Stock WM    Growth WM        WM      Equity WM   VK Comstock
                       ---------   ----------    ----------  ----------  -----------
Fund Value             $  447.40    $  711.03    $  998.58   $  689.84   $  721.40
One Year Total Return     -55.26%      -28.90%       -0.14%     -31.02%     -27.86%
Period Years                1.00         1.00         1.00        1.00        1.00


* 1 - year returns for these portfolios are not available because the portfolios were not available for one full year.

II.  VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL 5-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     FUND VALUE =  1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

     ANNUAL RETURN = (FUND VALUE / 1000)(Caret)(1/5) - 1

     UNIT VALUES - (NOT APPLICABLE)

                          Alliance      Capital       Global        Mfs                                   Conservative  Conservative
                           Growth     Appreciation   Equities     Mid-Cap*   Technology*  Balanced WM     Balanced WM*   Growth WM
                           ------     ------------   --------     --------   -----------  -----------     ------------   ---------
Fund Value               $  975.65      $1,032.69   $  939.39        N/A           N/A      $1,046.21           N/A       $1,039.18
Five Year Total Return       -2.44%          3.27%      -6.06%       N/A           N/A           4.62%          N/A            3.92%
Period Years                  5.00           5.00        5.00       5.00          5.00           5.00          5.00            5.00

                          Equity       Flexible      Growth &                             International      Mid Cap     Short Term
                         Income WM*    Income WM    Income WM   Growth WM    Income WM      Growth WM       Stock WM*    Income WM
                         ----------    ---------    ---------   ---------    ---------      ---------       ---------    ---------
Fund Value                     N/A      $1,046.51   $  999.73   $1,017.63    $1,046.53      $  959.64           N/A       $1,042.06
Five Year Total Return         N/A           4.65%      -0.03%       1.76%        4.65%         -4.04%          N/A            4.21%
Period Years                  5.00           5.00        5.00        5.00         5.00           5.00          5.00            5.00

                                                       U.S.
                                                    Government
                        Small Cap       Strategic   Securities   West Coast      VK
                         Stock WM       Growth WM       WM       Equity WM*   Comstock*
                         --------       ---------       --       ----------   ---------
Fund Value               $  929.33      $1,041.29   $1,047.80         N/A          N/A
Five Year Total Return        -7.07%         4.13%       4.78%        N/A          N/A
Period Years                  5.00           5.00        5.00        5.00         5.00

* 5 - year returns for these portfolios are not available because the portfolios were not available for five full years.

III. VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL 10-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     FUND VALUE =  1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

     ANNUAL RETURN = (FUND VALUE / 1000)(Caret)(1/10) - 1

     UNIT VALUES - (NOT APPLICABLE)

                       Alliance     Capital        Global        Mfs                    Balanced    Conservative   Conservative
                        Growth*   Appreciation    Equities*    Mid-Cap*   Technology*      WM*      Balanced WM*    Growth WM*
                        -------   ------------    ---------    --------   -----------      ---      ------------    ----------
Fund Value                 N/A    $1,102.03          N/A          N/A          N/A          N/A          N/A            N/A
Ten Year Total Return      N/A        10.20%         N/A          N/A          N/A          N/A          N/A            N/A
Period Years             10.00        10.00        10.00        10.00        10.00        10.00        10.00          10.00

                         Equity       Flexible    Growth &      Growth       Income    International    Mid Cap    Short Term
                        Income WM*   Income WM*   Income WM*      WM*          WM*       Growth WM*    Stock WM*   Income WM*
                        ----------   ----------   ----------      ---          ---       ----------    ---------   ----------
Fund Value                 N/A          N/A          N/A          N/A          N/A          N/A           N/A          N/A
Ten Year Total Return      N/A          N/A          N/A          N/A          N/A          N/A           N/A          N/A
Period Years             10.00        10.00        10.00        10.00        10.00        10.00         10.00        10.00

                                                     U.S.
                                                  Government
                        Small Cap    Strategic    Securities   West Coast      VK
                        Stock WM*    Growth WM*       WM*      Equity WM*   Comstock*
                        ---------    ----------       ---      ----------   ---------
Fund Value                 N/A          N/A          N/A          N/A          N/A
Ten Year Total Return      N/A          N/A          N/A          N/A          N/A
Period Years             10.00        10.00        10.00        10.00        10.00

* 10 - year returns for these portfolios are not available because the portfolios were not available for ten full years.

IV.  VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL LIFETIME RETURNS

      FUND VALUE = 1000 (31 - DECEMBER - 2002  / INCEPTION DATE UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000)(Caret)(1/PERIOD) - 1

                   Alliance        Capital      Global        Mfs                                  Conservative  Conservative
                    Growth      Appreciation   Equities     Mid-Cap    Technology    Balanced WM   Balanced WM    Growth WM
                    ------      ------------   --------     -------    ----------    -----------   -----------    ---------
Fund Value        $1,081.06      $1,105.79    $1,021.34   $  906.57     $  412.38     $1,047.93     $1,005.09     $1,041.97
Annualized Total
  Return Since
  Inception            8.11%         10.58%        2.13%     -9.34%       -58.76%          4.79%         0.51%         4.20%
Period Years           9.90          15.79         9.90        3.75          2.49          5.58          4.69          5.58

                    Equity       Flexible     Growth &                              International     Mid Cap      Short Term
                   Income WM     Income WM    Income WM   Growth WM     Income WM     Growth WM      Stock WM      Income WM
                   ---------     ---------    ---------   ---------     ---------     ---------      --------      ---------
Fund Value        $1,014.98      $1,047.09    $1,074.02   $1,076.89     $1,047.42     $  997.35     $1,022.41     $1,033.90
Annualized Total
  Return Since
  Inception            1.50%          4.71%        7.40%       7.69%         4.74%       -0.26%          2.24%         3.39%
Period Years           4.68           5.31         8.97        9.66          9.66          9.66          2.67          8.97

                                                             U.S.
                                                          Government
                    Small Cap    Strategic    Securities   West Coast       VK
                    Stock WM     Growth WM        WM       Equity WM     Comstock
                    --------     ---------        --       ---------     --------
Fund Value        $1,010.98      $1,047.60    $1,043.46   $1,047.36     $  971.64
Annualized Total
  Return Since
  Inception            1.10%          4.76%        4.35%       4.74%        -2.84%
Period Years           8.97           5.58         9.66        4.68          3.67

* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV.  CALCULATION OF HYPOTHETICAL ANNUAL RETURN

       UNIT VALUES:

                           Alliance      Capital       Global       Mfs                                 Conservative  Conservative
                            Growth    Appreciation    Equities    Mid-Cap    Technology  Balanced WM    Balanced WM    Growth WM
                            ------    ------------    --------    -------    ----------  -----------    -----------    ---------
Inception Dates            02/09/93     03/23/87      02/09/93    04/01/99     07/05/00    06/03/97        04/23/98      06/03/97
Inception Date Unit Value    $10.00       $10.00        $10.00      $10.00       $10.00      $10.00          $10.00        $10.00
12/31/2002                   $10.81       $11.06        $10.21       $9.07        $4.12      $10.48          $10.05        $10.42

                            Equity      Flexible     Growth &                            International     Mid Cap      Short Term
                           Income WM   Income WM     Income WM   Growth WM   Income WM     Growth WM      Stock WM      Income WM
                           ---------   ---------     ---------   ---------   ---------     ---------      --------      ---------
Inception Dates            04/28/98     09/09/97      01/12/94    05/07/93     05/07/93    05/07/93        05/01/00      01/12/94
Inception Date Unit Value    $10.00       $10.00        $10.00      $10.00       $10.00      $10.00          $10.00        $10.00
12/31/2002                   $10.15       $10.47        $10.74      $10.77       $10.47       $9.97          $10.22        $10.34

                                                       U.S.
                                                    Government
                           Small Cap   Strategic    Securities  West Coast
                           Stock WM    Growth WM        WM      Equity WM   VK Comstock
                           --------    ---------        --      ---------   -----------
Inception Dates            01/12/94     06/03/97      05/06/93    04/28/98     04/30/99
Inception Date Unit Value    $10.00       $10.00        $10.00      $10.00       $10.00
12/31/2002                   $10.11       $10.48        $10.43      $10.47        $9.72